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Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-36957) pertaining to the Triumph Group, Inc. 1996 Stock Option Plan of our report dated April 17, 1998, with respect to the consolidated financial statements and schedule of Triumph Group, Inc. included in the Annual Report (Form 10-K) for the year ended March 31, 1998.



                                                    ERNST & YOUNG LLP



Philadelphia, Pennsylvania
June 16, 1998